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                                                                   EXHIBIT 10.47

                            AMENDMENT NUMBER TWO TO
                                PROMISSORY NOTE

    This AMENDMENT TO PROMISSORY NOTE, effective as of May 29, 1996 is entered into by and between Jayantilal Doshi (hereinafter referred to as "Holder"), and 4Front Software International, Inc., a Colorado corporation (hereinafter referred to as the "Company"). The parties to this Amendment to Promissory Note are hereinafter sometimes referred to collectively as the "Parties".

                                   RECITALS:

    WHEREAS, the Company has issued to Holder a Promissory Note dated June 14, 1995, as amended December 14, 1995 (the "Note"), in principal amount of $980,000, with principal and accrued interest due and payable on or before the first to occur of (i) June 14, 1996, or (ii) the consummation of a public offering of the Company's common stock; and

    WHEREAS, the Parties wish to amend the Note to provide for an extension of the maturity date of the Note;

    NOW THEREFORE, in consideration of the above recitals, which the Parties hereby represent to be true, the promises and the mutual representations, warranties, covenants and agreements herein contained, the Parties hereby agree to amend the Note as follows:

    1. EXTENSION OF DUE DATE. The Due Date under the Note is hereby extended from the first to occur of (i) June 14, 1996, or (ii) the consummation of a public offering of the Company's common stock until the first to occur of (i) July 14, 1996, or (ii) the consummation of a public offering of the Company's common stock.

    2.    EXISTING NOTE.   Except  as  otherwise amended  or modified  herein or
hereby, the provisions of the Note are hereby reaffirmed and shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Promissory Note to be executed effective as of the day and year set forth below.

        THE COMPANY                     HOLDER

4FRONT SOFTWARE INTERNATIONAL, INC.

By:                                     By:
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Its:                                    Jayantalil Doshi
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